Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United Fire Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy A. Ramlo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 3, 2017

/s/ Randy A. Ramlo
Randy A. Ramlo
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to United Fire Group, Inc. and will be retained by United Fire Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.